                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   May 17, 2002 (May 16, 2002)
                                                 -------------------------------


                               CUMULUS MEDIA INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Illinois                              000-24525                36-4159663
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS employer
      of incorporation)              File Number)          Identification No.)


 3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia    30305
 ----------------------------------------------------------------------------
 (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:       (404) 949-0700
                                                   -----------------------------

                  ITEM 5.  OTHER EVENTS.

                           On May 16, 2002, Cumulus Media Inc. (the "Company")
                  priced an offering of 10,000,000 shares of its Class A Common Stock, par value $0.01 per share. The Company is offering 9,169,448 shares of Class A Common Stock and two of its shareholders are offering 830,552 shares of Class A Common Stock in the offering. Attached to this report as Exhibit 1.1 is the Equity Underwriting Agreement relating to the issuance and sale of the 10,000,000 shares, dated May 16, 2002, by and among the Company, Deutsche Bank Securities Inc. as lead underwriter for the offering, the other underwriters named therein acting as co-managers, and the two shareholders of the Company selling shares in the offering.

                           On May 17, 2002, the Company issued the press release
                  attached to this report as Exhibit 99.1. The text of that press release is incorporated in this Item by reference.

                  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                           The following exhibits are filed with this report:

                           Exhibit No.       Exhibit Description
                           -----------       -------------------
                           1.1               Equity Underwriting Agreement, dated as of
                                             May 16, 2002, by and among Cumulus Media
                                             Inc., the State of Wisconsin Investment
                                             Board, ING Capital LLC, Deutsche Bank
                                             Securities Inc. and the other underwriters
                                             named therein.

                           99.1              Press Release dated May 17, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CUMULUS MEDIA INC.



                                   By:  /s/ Martin R. Gausvik
                                       -----------------------------------------
                                       Name:  Martin R. Gausvik
                                       Title: Executive Vice President,
                                                Chief Financial Officer &
                                                Treasurer

Date: May 17, 2002

                                  EXHIBIT INDEX

                           Exhibit No.       Exhibit Description
                           -----------       -------------------
                           1.1               Equity Underwriting Agreement, dated May 16,
                                             2002, by and among Cumulus Media Inc., the
                                             State of Wisconsin Investment Board, ING
                                             Capital LLC and Deutsche Bank Securities
                                             Inc. and the other underwriters named
                                             therein.

                           99.1              Press Release dated May 17, 2002